ROPES & GRAY LLP PRUDENTIAL TOWER 800 BOYLSTON STREET BOSTON, MA 02199-3600 WWW.ROPESGRAY.COM

March 11, 2022	Yana Dobkin Guss T +1 617 951 7109 yana.guss@ropesgray.com

BY EDGAR

Filing Desk

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

RE:	Preliminary Proxy Statement on Schedule 14A for MML Series Investment Fund and MML Series Investment Fund II (each a “Fund” together, the “Funds”)

Dear Ladies and Gentlemen:

On behalf of each Fund, we are filing, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, a Preliminary Proxy Statement on Schedule 14A (the “Proxy Statement”) and a related form of proxy. As described further in the Proxy Statement, the Proxy Statement is being filed in connection with the solicitation of shareholder proxies for proposals to (i) elect a board of trustees, (ii) liquidate certain funds and distributed the liquidation proceeds to an affiliated money market fund, and (iii) change the status of certain funds from diversified to non-diversified. Any missing or bracketed data in the Preliminary Proxy Statement will be supplied with the Definitive Proxy Statement.

The meeting at which shareholders of the Funds will be asked to vote on this proposal is currently expected to be held on May 25, 2022. Copies of the Proxy Statement are expected to be mailed to the Funds’ shareholders beginning on or about April 1, 2022.

Please direct any questions concerning this filing to the undersigned at 617-951-7109.

Very truly yours,

/s/ Yana Dobkin Guss
Yana Dobkin Guss
Ropes & Gray LLP

cc:     Andrew Goldberg, Massachusetts Mutual Life Insurance Company